CONN FUNDING II, L.P.,

as Issuer

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee

Asset Backed Notes

(Issuable in Series)

SECOND SUPPLEMENTAL INDENTURE

Made Effective as of August 1, 2006

SECOND SUPPLEMENTAL INDENTURE

This SECOND SUPPLEMENTAL INDENTURE is made effective as of August 1, 2006 (this "Second Supplemental Indenture"), is between CONN FUNDING II, L.P., a special purpose limited partnership established under the laws of Texas, as issuer (the "Issuer"), and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Bank Minnesota, National Association), a banking association organized and existing under the laws of the United States of America, as trustee (the "Trustee"). Capitalized terms used herein but not otherwise defined shall have the meanings given in the Indenture (as defined below).

RECITALS

WHEREAS, the Issuer and the Trustee have entered into a Base Indenture dated as of September 1, 2002, between the Issuer and the Trustee (the "Base Indenture"), as supplemented by (i) the First Supplemental Indenture dated as of October 29, 2004 (the "First Supplemental Indenture"), (ii) the Series 2002-A Supplement dated as of September 1, 2002, as amended by (a) Amendment to Series 2002-A Supplement made and effective as of March 28, 2003, and (b) Amendment No. 2 to Series 2002-A Supplement dated as of July 1, 2004 (as so amended and as amended by the First Supplemental Indenture, the "2002-A Supplement"), and (iii) the Series 2002-B Supplement dated as of September 1, 2002, as amended by Amendment to Series 2002-B Supplement made and effective as of March 28, 2003 (as so amended and as amended by the First Supplemental Indenture, the "2002-B Supplement", and together with the Base Indenture, the First Supplemental Indenture and the 2002-A Supplement, the "Indenture"); and

WHEREAS, the Issuer and the Trustee desire to modify certain definitions contained in the Indenture and certain other provisions of the Indenture as set forth herein; and

WHEREAS, (i) Section 13.2 of the Base Indenture, (ii) Section 9 of each of the Series 2002-A Supplement and Series 2002-B Supplement and (iii) Section 7.3 of the Note Purchase Agreement, dated as of September 13, 2002, among the Issuer, Conn Appliances, Inc., CAI, L.P., Three Pillars Funding LLC (f/k/a Three Pillars Funding Corporation) ("Three Pillars") and SunTrust Capital Markets, Inc. (the "Administrator"), together, require the satisfaction of the Rating Agency Condition, the consent of the Required Persons and the Notice Persons of each Series, and all of the Holders of the Series 2002-A Notes, for the execution of this Second Supplemental Indenture; and

WHEREAS, the consent of the Notice Persons of the Series 2002-B Notes is deemed obtained upon the satisfaction of the Rating Agency Condition; and

WHEREAS, the Rating Agency Condition has been satisfied.

NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the Issuer and the Trustee covenant and agree for the benefit of the respective Noteholders as follows:

ARTICLE 1.

GENERAL

SECTION 1.01 This Second Supplemental Indenture is supplemental to the Indenture and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

SECTION 1.02 This Second Supplemental Indenture shall become effective as of August 1, 2006, upon the execution and delivery of this Second Supplemental Indenture by each of the Issuer and the Trustee and receipt of the consent of all of the Noteholders of the Series 2002-A Notes, the Required Persons of the Series 2002-B Notes and the Notice Persons of the Series 2002-A Notes.

ARTICLE 2.

AMENDMENTS TO THE BASE INDENTURE

SECTION 2.01 Amendment of Section 1.1 – "Charged-off Receivable". Section 1.1 of the Base Indenture is hereby further amended by deleting the definition of "Charged-off Receivable" in its entirety.

SECTION 2.02 Amendment of Section 1.1 – "Defaulted Receivable". Section 1.1 of the Base Indenture is hereby amended by amending and restating the definition of "Defaulted Receivable" as follows:

> "Defaulted Receivable" means a Receivable which, consistent with the Credit and Collection Policy, would be written off the Issuer's or any Seller's books as uncollectible.

SECTION 2.03 Amendment of Section 1.1 – "Eligible Installment Contract Receivable". Section 1.1 of the Base Indenture is hereby further amended by amending the term "Eligible Installment Contract Receivable" as follows:

(a) the reference to "25%" in paragraph (k) shall be deleted and replaced with "27.5%";

(b) paragraph (h) is amended and restated as follows:

> (h) other than a Receivable (i) that is a Defaulted Receivable or was, on the related Purchase Date, a Delinquent Receivable (unless such Delinquent Receivable is a Special Receivable), (ii) as to which, on the related Purchase Date, all of the original Obligors obligated thereon are deceased (unless such Receivable is a Special Receivable), (iii) as to which, on the related Purchase Date, the Seller or Conn has received notice that the Obligor thereon has "skipped" or cannot be located (unless such

Receivable is a Special Receivable), (iv) as to which, at the end of any Monthly Period, any payment, or part thereof, remains unpaid for 210 days or more past the due date for such payment determined by reference to the contractual payment terms, as amended, of such Receivable or (v) as to which the Obligor thereon has suffered an Event of Bankruptcy;

(c) paragraph (l) is amended and restated as follows:

(l) the original terms of which provide for (i) repayment in full of the amount financed or the principal balance thereof in equal monthly installments over a maximum term not to exceed forty-eight months (or thirty-six months in the case of Opportunity Customers) and (ii) stated interest on the principal balance thereof, or the payment of finance charges in respect of the amount financed, at a rate per annum that is not less than 18% (unless otherwise required by law); provided, that (A) Installment Contract Receivables that provide for no payment of principal for a period not to exceed twelve months from the origination thereof, (B) Installment Contract Receivables that provide for no payment of interest or finance charges for a period not to exceed forty-eight months from the origination thereof (including without limitation, all Cash Option Receivables), and (C) Installment Contract Receivables that provide for interest or finance charges at a rate per annum of less than 18%, may be Eligible Receivables notwithstanding this clause (l) to the extent, and only to the extent, that (I) the Outstanding Principal Balance of all Installment Contract Receivables and Revolving Charge Receivables that (A) provide for no payment of principal for a period not to exceed twelve months from the origination thereof, (B) provide for no payment of interest or finance charges for a period not to exceed forty-eight months from the origination thereof (including without limitation, all Cash Option Receivables) or (C) provide for interest or finance charges at a rate per annum of less than 18%, does not collectively exceed 30% of the Outstanding Principal Balance of all Eligible Receivables at such time, (II) the Outstanding Principal Balance of all Installment Contract Receivables and Revolving Charge Receivables excluding all Cash Option Receivables, that (A) provide for no payment of principal for a period not to exceed twelve months from the origination thereof, (B) provide for no payment of interest or finance charges for a period not to exceed forty-eight months from the origination thereof or (C) provide for interest or finance charges at a rate per annum of less than 18%, does not collectively exceed 10% of the Outstanding Principal Balance of all Eligible Receivables at such time and (III) the number or Outstanding Principal Balance of all Installment Contract Receivables and Revolving Charge Receivables the original terms of which provide for (x) in the case of Installment Contract Receivables, repayment in full of the amount financed or the principal balance thereof in equal monthly installments in excess of 36 months and (y) in the case of Revolving Charge Receivables, the repayment of the balance thereof with a minimum monthly payment of less than 1/36 of the highest outstanding balance since the last date on which the outstanding balance in such account was zero, does not collectively exceed 5% of the number or the Outstanding Principal Balance of all Eligible Receivables at such time;

SECTION 2.04 Amendment of Section 1.1 - "Eligible Revolving Charge Receivables". Section 1.1 of the Base Indenture is hereby further amended by amending the term "Eligible Revolving Charge Receivable" as follows:

(a) paragraph (h) is amended and restated as follows:

(h) other than a Receivable (i) that is a Defaulted Receivable or was, on the related Purchase Date, a Delinquent Receivable (unless such Delinquent Receivable is a Special Receivable), (ii) as to which, on the related Purchase Date, all of the original Obligors obligated thereon are deceased (unless such Receivable is a Special Receivable), (iii) as to which, on the related Purchase Date, the Seller or Conn has received notice that the Obligor thereon has "skipped" or cannot be located (unless such Receivable is a Special Receivable), (iv) as to which, at the end of any Monthly Period, any payment, or part thereof, remains unpaid for 210 days or more past the due date for such payment determined by reference to the contractual payment terms, as amended, of such Receivable or (v) as to which the Obligor thereon has suffered an Event of Bankruptcy;

(b) paragraph (i) is amended and restated as follows:

(i) that arises under a Revolving Charge Account Agreement the terms of which have not been modified or waived except as permitted under the Credit and Collection Policy or the Transaction Documents; excluding, however, (i) the aggregate Outstanding Principal Balance of all Eligible Revolving Charge Receivables that provide for a minimum payment of less than 1/(the Original Contracted Term) of the highest outstanding balance since the last date on which such outstanding balance was zero, to the extent exceeding the difference of (x) 20% of the Outstanding Principal Balance of all Eligible Receivables and (y) the aggregate Outstanding Principal Balance of all Eligible Installment Contract Receivables the original final maturity date of which has been extended, (ii) without duplication, the aggregate Outstanding Principal Balance of all Eligible Revolving Charge Receivables that provide for a minimum monthly payment of less than 1/(the Original Contracted Term plus six) of the highest outstanding balance since the last date on which such outstanding balance was zero to the extent exceeding the difference of (x) 2% of the Outstanding Principal Balance of all Eligible Receivables and (y) the aggregate Outstanding Principal Balance of all Eligible Installment Contract Receivables the original final maturity date of which has been extended by more than six months, (iii) without duplication, the aggregate Outstanding Principal Balance of all Eligible Revolving Charge Receivables that provide for a minimum monthly payment of less than 1/(the Original Contracted Term plus twelve) of the highest outstanding balance since the last date on which such outstanding balance was zero ("Original Contracted Term" shall mean, with respect to any Revolving Charge Receivable, the initial Outstanding Principal Balance divided by the originally contracted minimum monthly payment);

(c) paragraph (l) is amended and restated as follows:

(l) that arises under a Revolving Charge Account Agreement the original terms of which provide for (i) the repayment of the balance thereof with a minimum monthly payment of not less than 1/48 of the highest outstanding balance since the last date on which the outstanding balance in such account was zero and (ii) stated interest on the balance thereof, or the payment of finance charges in respect of the amount financed, at a rate per annum that is not less than 18% (unless otherwise required by law); provided, that (A) Revolving Charge Receivables that provide for no payment of principal for a period not to exceed twelve months from the origination thereof, (B) Revolving Charge Receivables that provide for no payment of interest or finance charges for a period not to exceed forty-eight months from the origination thereof (including without limitation, all Cash Option Receivables), and (C) Revolving Charge Receivables that provide for interest or finance charges at a rate per annum of less than 18%, may be Eligible Receivables notwithstanding this clause (l) to the extent, and only to the extent, that (I) the Outstanding Principal Balance of all Installment Contract Receivables and Revolving Charge Receivables that (A) provide for no payment of principal for a period not to exceed twelve months from the origination thereof, (B) provide for no payment of interest or finance charges for a period not to exceed forty-eight months from the origination thereof (including without limitation, all Cash Option Receivables) or (C) provide for interest or finance charges at a rate per annum of less than 18%, does not collectively exceed 30% of the Outstanding Principal Balance of all Eligible Receivables at such time, (II) the Outstanding Principal Balance of all Installment Contract Receivables and Revolving Charge Receivables excluding all Cash Option Receivables, that (A) provide for no payment of principal for a period not to exceed twelve months from the origination thereof, (B) provide for no payment of interest or finance charges for a period not to exceed forty-eight months from the origination thereof or (C) provide for interest or finance charges at a rate per annum of less than 18%, does not collectively exceed 10% of the Outstanding Principal Balance of all Eligible Receivables at such time; and (III) the number or Outstanding Principal Balance of all Installment Contract Receivables and Revolving Charge Receivables the original terms of which provide for (x) in the case of Installment Contract Receivables, repayment in full of the amount financed or the principal balance thereof in equal monthly installments in excess of 36 months and (y) in the case of Revolving Charge Receivables, the repayment of the balance thereof with a minimum monthly payment of less than 1/36 of the highest outstanding balance since the last date on which the outstanding balance in such account was zero, does not collectively exceed 5% of the number or the Outstanding Principal Balance of all Eligible Receivables at such time;

SECTION 2.05 Amendment of Section 1.1 – "Event of Bankruptcy". Section 1.1 of the Base Indenture is hereby further amended by deleting the proviso in paragraph (a) of the definition of "Event of Bankruptcy" in its entirety.

SECTION 2.06 Amendment of Section 1.1. – "Principal Collections". Section 1.1 of the Base Indenture is hereby further amended by amending and restating the definition of "Principal Collections" as follows:

"Principal Collections" means all Collections received in respect of Principal Receivables and all Recoveries not allocable to Finance Charges.

SECTION 2.07 Amendment of Section 1.1 – "Recoveries". Section 1.1 of the Base Indenture is hereby further amended by replacing the reference to "Charged-off Receivables" in the definition of "Recoveries" with "Defaulted Receivables".

SECTION 2.08 Amendment of Section 1.1 – "Special Receivable". Section 1.1 of the Base Indenture is hereby further amended by deleting the words "or Charged-off Receivables" from the parenthetical in the definition of "Special Receivable".

SECTION 2.09 Amendment of Section 1.1 - New Definition. Section 1.1 of the Base Indenture is hereby further amended by the addition of the following by adding the following new definition as alphabetically appropriate:

"Consolidated Parent" means initially, Conn's Inc., a Delaware corporation, and any successor to Conn's Inc. as the indirect or direct parent of Conn and the initial Servicer and, the financial statements of which are for financial reporting purposes consolidated with the Originator in accordance with GAAP, or if there is none, then Conn.

SECTION 2.10 Amendment of Section 8.2 - Section 8.2 of the Base Indenture is hereby amended by replacing each reference to "Parent" in subsection (g), clause (i) thereof with "Consolidated Parent".

ARTICLE 3.

AMENDMENTS TO SERIES 2002-A SUPPLEMENT AND SERIES 2002-B SUPPLEMENT

SECTION 3.01 Amendment of Section 1 - "Cash Option Period". Section 1 of the Series 2002-A Supplement and the Series 2002-B Supplement is hereby amended by replacing the reference to "thirty-six" in the definition of "Cash Option Period" with "forty-eight".

SECTION 3.02 Amendment of Section 1 – "Change in Control". Section 1 of the Series 2002-A Supplement and the Series 2002-B Supplement is hereby amended by amending and restating the definition of "Change in Control" as follows:

"Change in Control" shall mean any of the following:

(a) the acquisition of ownership by any Person or group (other than one or more shareholders of Conn (determined as of the Closing Date)) of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Conn's Inc., a Delaware corporation ("Conn's Inc."); or

(b) the failure of Conn's Inc. to own 100% of the equity interest of Conn; or

(c) the failure by Conn to be the sole general partner of CAI or, directly or indirectly, to be the sole equity holder of CAI; or

(d) the failure of CAI to be the sole equity holder of Conn Funding II GP, L.L.C.; or

(e) the failure by CAI to be the sole limited partner of Issuer, or the failure of Conn Funding II GP, L.L.C. to be the sole general partner of the Issuer, or the creation or imposition of any Lien on any equity interests of the Issuer.

SECTION 3.03 Amendment of Section 1 – "Gross Loss Rate". Section 1 of the Series 2002-A Supplement and Series 2002-B Supplement is hereby amended by replacing each of the references to "Charged-off Receivables" in the definition of "Gross Loss Rate" with "Defaulted Receivables".

ARTICLE 4.

AMENDMENTS TO SERIES 2002-A SUPPLEMENT

SECTION 4.01 Amendment of Section 1.

(a) Section 1 of the Series 2002-A Supplement is hereby amended by amending and restating the following definitions:

> "Dilution Adjuster" means, with respect to any Monthly Period, (i) the highest six-month rolling average Dilution Rate during the twelve preceding Monthly Periods times (ii) (a) if Net Portfolio Yield averaged over the last three consecutive monthly periods is less than 4.00%, 4.00 or (b) otherwise, 3.25.
>
> "Gross Loss Adjuster" means, with respect to any Monthly Period, (i) the highest six-month rolling average Gross Loss Rate during the twelve immediately preceding Monthly Periods times (ii) (a) if Net Portfolio Yield averaged over the last three consecutive monthly periods is less than 4.00%, 4.00 or (b) otherwise, 3.25.
>
> "Legal Final Payment Date" means July 30, 2016.
>
> "Maximum Principal Amount" means (i) prior to the Tranche A Purchase Expiration Date (as defined under the Note Purchase Agreement), the sum of the Tranche A Principal Amount plus the Tranche B Principal Amount and (ii) thereafter, the Tranche B Principal Amount.
>
> "Portfolio Yield Adjuster" means, with respect to any Monthly Period, (i) if Net Portfolio Yield averaged over the last three consecutive Monthly Periods is less than 4.00%, the greater of (a) the difference (which may be a negative number) of (I) 18.0%, minus (II) the lowest six-month rolling average Portfolio

Yield during the twelve preceding Monthly Periods and (b) -3.00% or (ii) otherwise, 0%.

(b) Section 1 of the Series 2002-A Supplement is hereby further amended by adding the following new definitions as alphabetically appropriate:

"Tranche A Principal Amount" means $100,000,000.

"Tranche B Principal Amount" means $200,000,000.

(c) Section 1 of the Series 2002-A Supplement is hereby further amended by deleting the phrase "the Investor Interest (but not less than the Note Principal)," in clause (iii) of the definition of "Series Principal Shortfall".

SECTION 4.02 Amendment to Section 3.1. Section 3.1(a) of the Series 2002-A Supplement is hereby amended by replacing the phrase "two Business Days prior written notice" in clause (ii) thereof with the phrase "one Business Day's prior written notice (delivered by 12:00 noon New York time)."

SECTION 4.03 Amendment to Section 3.2. Section 3.2(a) of the Series 2002-A Supplement is hereby amended by amending and restating the first sentence thereof in its entirety as follows:

Without limiting Section 9 hereof, if on any date of determination (i) the Issuer Interest as of the end of the prior Monthly Period is less than the largest required Minimum Issuer Interest of any Series 2002-A outstanding as of such date (unless, on or before the succeeding Series Transfer Date, a Seller transfers Subsequently Purchased Receivables to the Issuer and/or the Issuer reduces the outstanding principal balance of any other Series of notes and, in either case, increases the Issuer Interest so that it is greater than or equal to such Minimum Issuer Interest) or (ii) the Note Principal exceeds the Maximum Principal Amount, on or before the following Payment Date, the Issuer shall deposit or cause to be deposited into the Payment Account from Available Investor Principal Collections, then amounts otherwise payable to the Issuer (to the extent not required to be paid pursuant to Section 5.22) or other amounts so designated to be applied in accordance with subsection 5.15(g), a principal payment to decrease (i) the Investor Interest by the amount necessary, so that after giving effect to all Decreases of the Investor Interest on the related Payment Date, the Issuer Interest shall be greater than or equal to the largest required Minimum Issuer Interest of any Series outstanding and (ii) the Note Principal to an amount equal to the Maximum Principal Amount (each such decrease pursuant to this subsection 3.2(a), a "Mandatory Decrease").

SECTION 4.04 Amendment to Exhibit A. Exhibit A of the Series 2002-A Supplement is hereby amended and restated as set forth in Exhibit A hereto. In connection therewith, the Issuer shall execute a new Note in the form of Exhibit A hereto, the Trustee shall authenticate and deliver such Note to the Noteholder (or the Administrator on its behalf) and the Noteholder shall return the existing Note to the Trustee.

SECTION 4.05 Addition of Section 18. The Series 2002-A Supplement is hereby further amended by the addition of Section 18, which shall read as follows:

SECTION 18. Issuer Additional Issuance Requirements.

(a) The Issuer (or the Servicer on its behalf and in the best interest of the Issuer and the "Noteholders" of each Series) shall, within 12 months prior to the Commitment Termination Date, initiate marketing to renew or replace the commitment under this Series Supplement. Such commitment shall continue to be provided by a commercial paper conduit, on a floating rate basis, for a period of three to five years, subject to market conditions.

(b) If, as of any month end, the Note Principal exceeds the sum of (i) 50% of the Maximum Principal Amount, plus (ii) $35,000,000, then the Issuer (or the Servicer on its behalf and in the best interest of the Issuer and the "Noteholders" of each Series) shall, within three months thereafter, initiate marketing of a new Series of term fixed rate notes in an amount equal to the difference (the "New Issuance Amount") of (i) the Note Principal, minus (ii) $35,000,000 (rounded down to the nearest $25,000,000 increment), with a three to five year weighted average life and a Class structure similar to the Issuer's Series 2002-B Notes, subject to market conditions. Under no circumstances will the New Issuance Amount be less than $150,000,000. Additionally, the new Series of term notes will not be issued if the interest rate on such notes would cause the Net Portfolio Yield to fall to or continue at a level that would require an increase in the then existing "Additional Cash Reserve Amounts" for any Series. If the Issuer (or the Servicer on its behalf and in the best interest of the Issuer and the "Noteholders" of each Series) is not able to close a new term Series within six months of the initiation of the marketing thereof, the Issuer (or the Servicer on its behalf and in the best interest of the Issuer and the "Noteholders" of each Series) shall seek a temporary increase of the Maximum Principal Amount in an amount equal to the New Issuance Amount and then re-initiate its marketing of a new term Series within six months. At the time the new term Series issuance is completed, the net proceeds thereof will be used to pay down Note Principal and the Maximum Principal Amount will be reduced by the amount of the temporary increase, if any.

(c) If the Maximum Principal Amount (which term for the purposes of this clause (c) shall exclude any temporary increases pursuant to clause (b) above) is less than 45% (or, if the Maximum Principal Amount at such date of determination equals or exceeds $300,000,000, 33%) of the sum of the Maximum Principal Amount plus the aggregate "Note Principal" of each outstanding term Series plus the principal amount of any term Series for which marketing has been initiated pursuant to clause (b) above, then the Issuer (or the Servicer on its behalf and in the best interest of the Issuer and the "Noteholders" of each Series) shall, within three months thereafter, initiate marketing to increase the Maximum Principal Amount to 45% (or, if the Maximum Principal Amount equals or exceeds $300,000,000, 40%) of the sum of the Maximum Principal Amount plus the aggregate "Note Principal" of each outstanding term Series plus the principal amount of any term Series for which marketing has been initiated pursuant to clause (b) above (such total rounded up to the nearest $25,000,000 increment), in each case on substantially the same terms as this Series Supplement and with the Commitment Termination Date extended to match the original term, subject to market conditions.

ARTICLE 5.

AMENDMENT TO SERIES 2002-B SUPPLEMENT

SECTION 5.01 Amendment of Section 1 – "Aggregate Investor Default Amount". Section 1 of the Series 2002-B Supplement is hereby further amended by amending and restating the definition of "Aggregate Investor Default Amount" as follows:

> "Aggregate Investor Default Amount" means, with respect to any Monthly Period, an amount equal to the product of (a) the aggregate Outstanding Principal Balance of all Receivables (i) that have been written off as uncollectible by the Servicer in accordance with the Credit and Collection Policy, (ii) as to which, at the end of any Monthly Period, any payment or part thereof, remains unpaid for two hundred and ten (210) days or more past the due date for such payment determined by reference to the contractual payment terms, as amended, of such Receivable or (iii) as to which the Obligor thereon has suffered an Event of Bankruptcy (without giving effect to any grace periods set forth in the definition of "Event of Bankruptcy") (each such Receivable, a "Defective Receivable"), during such Monthly Period (each respective Outstanding Principal Balance being measured as of the date the relevant Receivable became a Defective Receivable) minus any Deemed Collections deposited into the Collection Account during such Monthly Period in respect of Receivables that have become Defective Receivables before or during such Monthly Period and (b) the Floating Investor Percentage with respect to such Monthly Period.

ARTICLE 6.

MISCELLANEOUS

SECTION 6.01 Except as specifically modified herein, the Indenture, as heretofore amended, and the Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in force and effect in accordance with their terms.

SECTION 6.02 Except as otherwise expressly provide herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Second Supplemental Indenture shall not affect the rights or immunities of the Trustee under the Indenture. This Second Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect thereto.

SECTION 6.03 The laws of the State of New York shall govern this Second Supplemental Indenture without regard to the conflict of laws provisions thereof.

SECTION 6.04 This Second Supplemental Indenture may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

SECTION 6.05 The Issuer reaffirms that (i) each of the representations and warranties made by it in the Indenture and each of the other Transaction Documents to which it is a party are true and correct in all material respects on and as of the effective date hereof (except to the extent they expressly relate to an earlier or later time and then as of such earlier or later time), (ii) no Event of Default or event which, upon notice or lapse of time or both, would result in an Event of Default with respect to the Notes has occurred, and (iii) no Servicer Default or event which, upon notice or lapse of time or both, would result in a Servicer Default has occurred.

[REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Second Supplemental Indenture to be duly executed by their respective officers, thereunto duly authorize, to be effective as of the day and year first written above.

CONN FUNDING II, L.P., as Issuer

By: Conn Funding II GP, L.L.C.,
its general partner

By: [signature]
Name: David R. Atnip
Title: Treasurer

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
not in its individual capacity,
but solely as Trustee

By:____________________________
Name:
Title:

IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Second Supplemental Indenture to be duly executed by their respective officers, thereunto duly authorize, to be effective as of the day and year first written above.

CONN FUNDING II, L.P., as Issuer

By: Conn Funding II GP, L.L.C.,
its general partner

By:______________________________
Name:
Title:

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
not in its individual capacity,
but solely as Trustee

By: Jason Van Vleet
Name: Jason Van Vleet
Title: Asst. Vice President

Consented to by:

SUNTRUST CAPITAL MARKETS, INC.,
as Administrator and Notice Person for the
Series 2002-A Notes

By: ______________________________
Name: James R. Bennison
Title: Managing Director

THREE PILLARS FUNDING LLC,
as Required Person and
Series 2002-A Noteholder

By: ______________________________
Name:
Title:

Consented to by:

SUNTRUST CAPITAL MARKETS, INC.,
as Administrator and Notice Person for the
Series 2002-A Notes

By:________________________________
Name:
Title:

THREE PILLARS FUNDING LLC,
as Required Person and
Series 2002-A Noteholder

By: Doris J. Hearn
Name: **Doris J. Hearn**
Title: **Vice President**

EXHIBIT A

CONN FUNDING II, L.P.,

as Issuer

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee

AMENDED AND RESTATED
SERIES 2002-A NOTES

Variable Funding Asset Backed Floating Rate Notes

AMENDED AND RESTATED
SERIES 2002-A NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (1) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION AND BASED ON AN OPINION OF COUNSEL IF THE ISSUER OR TRANSFER AGENT AND REGISTRAR SO REQUEST, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

BY ACQUIRING THIS NOTE, EACH PURCHASER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED EITHER THAT (A) IT IS NOT AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AN ENTITY DEEMED TO HOLD "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN "EMPLOYEE BENEFIT PLAN" OR "PLAN" IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE OR (B) ITS PURCHASE AND HOLDING OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

THE INDENTURE (AS DEFINED BELOW) CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.

REGISTERED

No. 1 $300,000,000

SEE REVERSE FOR CERTAIN DEFINITIONS

THE PRINCIPAL OF THIS NOTE MAY BE INCREASED AND DECREASED AS SPECIFIED IN THE SERIES 2002-A SUPPLEMENT AND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CONN FUNDING II, L.P.

VARIABLE FUNDING ASSET BACKED FLOATING RATE NOTES, SERIES 2002-A

Conn Funding II, L.P., a limited partnership organized and existing under the laws of the State of Texas (herein referred to as the "Issuer"), for value received, hereby promises to pay SunTrust Capital Markets, Inc., as the Administrator for the Conduit Purchaser, or registered assigns (the "Holder"), the principal sum set forth above or such other principal sum set forth on Schedule A attached hereto (which sum shall not exceed $300,000,000), payable on each Payment Date after the end of the Revolving Period (as defined in the Series 2002-A Supplement) in an amount equal to the Monthly Principal, as defined in Section 5.13 of the Series 2002-A Supplement, dated as of September 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Series 2002-A Supplement"), between the Issuer and the Trustee to the Base Indenture (described below); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on July 30, 2016 (the "Legal Final Payment Date"). The Issuer will pay interest on this Note at the Note Rate (as defined in the Series 2002-A Supplement) on each Payment Date until the principal of this Note is paid or made available for payment, on the average daily outstanding principal balance of this Note during the related Interest Period (as defined in the Series 2002-A Supplement). Interest will be computed on the basis set forth in the Indenture. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

This Note is issued in substitution and replacement for the Note issued in favor of Holder by Issuer, dated as of September 13, 2002 in the amount of $250,000,000 and is not intended to be, nor shall it be deemed to be, a repayment of such original Note.

The Notes are subject to optional redemption in accordance with the Indenture on or after any Payment Date on which the Investor Interest is reduced to an amount less than or equal to 10% of the Initial Note Principal.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Issuer hereby irrevocably authorizes the Administrator to enter on the reverse hereof or on an attachment hereto the date and amount of each borrowing and principal payment under and in

accordance with the Indenture. Issuer agrees that this Note, upon each such entry being duly made, shall evidence the indebtedness of Issuer with the same force and effect as if set forth in a separate Note executed by Issuer; provided that such entry is recorded by the Transfer Agent and Registrar in the Note Register.

Reference is made to the further provisions of this Note set forth on the reverse hereof and to the Indenture, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer, has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

CONN FUNDING II, L.P.

By: Conn Funding II GP, L.L.C.,
its general partner

By:______________________________
Authorized Officer

Attested to:

By: ______________________
Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within mentioned Series 2002-A Supplement.

WELLS FARGO BANK,
NATIONAL ASSOCIATION, not in
its individual capacity, but solely as Trustee

By:______________________________
Authorized Officer

Dated: August 1, 2006

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Variable Funding Asset Backed Floating Rate Notes, Series 2002-A (herein called the "Notes"), all issued under the Series 2002-A Supplement to the Base Indenture dated as of September 1, 2002 (such Base Indenture, as supplemented by the Series 2002-A Supplement and supplements relating to other series of notes, as supplemented or amended, is herein called the "Indenture"), between the Issuer and WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Noteholders. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

Principal of the Notes will be payable on each Payment Date after the end of the Revolving Period as described on the face hereof and may be prepaid as set forth in the Indenture. "Payment Date" means the twentieth day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing on October 21, 2002.

All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

Subject to certain limitations set forth in the Indenture, payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by wire transfer in immediately available funds to the Person whose name appears as the Noteholder on the Note Register as of the close of business on each Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note effected by any payments made on any Payment Date or date of prepayment shall be binding upon all future Noteholders and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted on Schedule A attached hereto. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Trustee's principal Corporate Trust Office or at the office of the Trustee's agent appointed for such purposes located in the City of New York.

On any redemption, purchase, exchange or cancellation of any of the beneficial interests represented by this Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Note and the beneficial interests represented by the Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not prior to the date which is one year and one day after the payment in full of the last maturing note of any Series and the termination of the Indenture institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will treat such Note as indebtedness for all Federal, state and local income and franchise tax purposes.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

As provided in the Indenture, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture, including this Note, against any Seller, the Initial Seller, the Servicer, the Trustee or any partner, owner, incorporator, beneficiary, beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, any Seller, the Initial Seller, the Servicer or the Trustee except as any such Person may have expressly agreed.

The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Noteholders under the Indenture.

The Notes are issuable only in registered form as provided in the Indenture in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________ ______________________________[1]

Signature Guaranteed:

____

[1] NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

SCHEDULE A

The following are borrowings, renewals and payments made under this Note of the Issuer dated August 1, 2006:

Loan Date	Renewal Date	Amount Borrowed/ Renewed	Due	Date Prin. Paid	Amount Paid Principal Interest